UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 1, 2011, Avago Technologies Ltd. (“Avago” or the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended October 30, 2011. The Company will host an investor conference call on December 1, 2011 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated December 1, 2011, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

Avago will be presenting at the Barclays Technology Investor Conference in San Francisco on December 7, 2011. This presentation will be webcast and available for replay on the “Investors” section of Avago’s website at www.avagotech.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 1, 2011, entitled “Avago Technologies Limited Announces Fourth Quarter And Fiscal Year 2011 Financial Results”.

The information contained in this report, including the accompanying exhibit, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance, based on management’s judgment, beliefs, current trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; quarterly and annual fluctuations in operating results; our competitive performance and ability to continue achieving design wins with our customers; our dependence on contract manufacturing and outsourced supply chain and our ability to improve our cost structure through our manufacturing outsourcing program; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations, for example due to natural disasters such as the recent flooding in Thailand; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; loss of our significant customers; our ability to maintain gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenses; dependence on and risks associated with distributors of our products; any expenses associated with resolving customer product and warranty and indemnification claims; currency fluctuations; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays, challenges and expenses associated with integrating acquired companies with our existing businesses; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed on September 8, 2011 and other filings with the Securities and Exchange Commission, or “SEC” (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 1, 2011

Avago Technologies Limited

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 1, 2011, entitled “Avago Technologies Limited Announces Fourth Quarter And Fiscal Year 2011 Financial Results”.